EXHIBIT B
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        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Fort Pitt Capital Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Fort Pitt Capital Funds for the year ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fort Pitt Capital Funds for the stated period.

/s/ Thomas P. Bellhy                     /s/ Charlie A. Smith
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Thomas P. Bellhy                         Charlie A. Smith
President, Fort Pitt Capital Funds       Treasurer, Fort Pitt Capital Funds

Dated: 1/8/2003
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Fort Pitt Capital Funds for purposes of the Securities Exchange Act of 1934.